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                                 COLONIAL SELECT
                                   VALUE FUND
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                                SEMIANNUAL REPORT
                                 APRIL 30, 1997

                               [graphic omitted]

                            ----------------------------
                            NOT FDIC-  MAY LOSE VALUE
                            INSURED    NO BANK GUARANTEE
                            ----------------------------

                      COLONIAL SELECT VALUE FUND HIGHLIGHTS
                        NOVEMBER 1, 1996 - APRIL 30, 1997

INVESTMENT OBJECTIVE: Colonial Select Value Fund seeks long-term growth by investing primarily in middle capitalization equities.

THE FUND IS DESIGNED TO OFFER:
  |X| Opportunity for long-term growth of capital
  |X| A disciplined investment strategy that stays on course
  |X| Broad diversification to reduce risk

PORTFOLIO MANAGER COMMENTARY: "Because we're price-sensitive investors, we don't believe in overpaying for the stocks. We have a highly-diversified portfolio which reduce our overall risk. "
                                                                   -- Daniel Rie

                     COLONIAL SELECT VALUE FUND PERFORMANCE

                                                   CLASS A            CLASS B

 Six-month distributions declared per share         $2.183            $2.183

 Six-month total returns, assuming                    2.36%             1.95%
 reinvestment of all distributions
 and no sales charge or contingent
 deferred sales charge (CDSC)

 Net asset value per share on 4/30/97               $16.30            $16.03

TOP FIVE HOLDINGS+                    TOP FIVE SECTORS++
(as of 4/30/97)                       (as of 4/30/97)

1. SunAmerica, Inc.           2.8%    1. Consumer Cyclicals         20.2%
2. Travelers, Inc.            2.7%    2. Health Care                16.7%
3. Eastman Kodak Co.          2.7%    3. Financials                 13.6%
4. Omnicom Group, Inc.        2.5%    4. Technologies               12.4%
5. Fred Meyer, Inc.           2.3%    5. Services                    6.2%

Note: This semiannual report is the first since the Fund's name was changed on March 3, 1997 from Colonial Growth Shares Fund to Colonial Select Value Fund. The Fund's investment objective remains the same and there have been no major changes in Fund holdings. We believe that this new name better reflects the Fund's investment strategy.

+ Holdings and sector breakdowns are calculated as a percent of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these sectors in the future.

++ Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria used in the investment process.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

[Photo of Harold W. Cogger]

THE MARKET: HOW HIGH IS HIGH? These have been good times to be an investor. Though very favorable news alternates with rumblings of interest rate increases, the Dow Jones Industrial Average and other market indicators seemed to set new records with regularity over the last six months. But, the stock market averages, as usual, were not representative of what happened to all or even most stocks. In fact, many companies and industry groups turned in miniscule gains or even loss while the bull galloped along: such areas as high-technology computer chip firms, heavy machinery manufacturers and even major consumer goods companies didn't participate or show gains. These results reflect the unusual narrowness of this bull market. There will always be market "favorites." But because of good diversification and a price- sensitive investing approach, our New Value funds -- like Colonial Select Value Fund -- can be a reasonable way of dealing with most markets.

WHAT IS NEW VALUE INVESTING? The world's economies are in a rapid state of change. Technology has created a different global marketplace; reducing past emphasis on steel, textiles and heavy manufacturing in favor of computer software and service industries. Traditional "value investing" focuses on cheap, overlooked or "out of favor" stocks that could hold promise of a future comeback. In today's changing marketplace, a traditional value portfolio manager's choices in the hunt for these types of stocks are limited.

Therefore at Colonial, we look for relative value -- rather than just "cheap" stocks. We search for stocks with attractive current prices, a consistent record of operating performance, and/or favorable future growth prospects. Our approach is designed to pursue consistent fund performance, with greater diversification and opportunity for our investors -- while respecting your concerns about risk.

Detailed information on your Fund's performance -- including an interview with your portfolio management team -- appears on the following pages. Thank you for choosing Colonial Select Value Fund for your mutual fund investment program.

We appreciate your continuing confidence.

    Respectfully,

/s/ Harold W. Cogger

    Harold W. Cogger
    President
    June 13, 1997

As market and economic conditions change, there can be no assurance that the trends described above will continue.

                           PORTFOLIO MANAGEMENT REPORT

DANIEL RIE manages Colonial Select Value Fund. Dr. Rie is Senior Vice President and Director of the Adviser (Colonial Management Associates, Inc.) and head of Colonial's Equity Group. He has managed this Fund since 1986. What follows is a discussion of the Fund's performance for the six months ended April 30, 1997.

"A MARKET WHERE BEING BIG WAS BETTER..."

When you look at the stock market today, what everyone sees are new record highs. But, let's go back over recent history: there have been several quick selloffs where some stock disappointments (or interest rate nervousness) drove levels down 75 to 100 points or more in a single day. This is not a market where one can get too comfortable. In fact, it has really been a narrow market where the large-capitalization, Fortune 100 stocks have benefitted. There was a startling 7.5% difference between the large-company S&P 500 and the S&P Midcap 400 Index -- the one we measure ourselves against. Even well-known healthcare and market-favorite technology stocks have fallen from their highs, despite the Dow being at 7000+. The rising market did not spread its gains to everyone.

"WE'RE LOOKING AT ALMOST 1,500 COMPANIES."

Our New Value investing strategy gives us a wide selection of investments from which to choose. Our focus on mid-capitalization companies covers the great majority of investment opportunities and allows us to eliminate some of the top industrial giants and the smaller and newer companies who have yet to prove themselves.

Because we're price-sensitive investors, we're always looking for companies that are selling at a reasonable price with good future prospects. We search for relative value, as opposed to growth portfolio managers that have been known to chase a stock on its way up. We look for firms with a consistent record of earnings, good distribution of their products and stable management. The most important benefit of our investment strategy in looking for relative value is that it helps us in strong as well as in weak or negative markets.

"WE FOUND VALUE IN THE CAPITAL GOODS AREA..."

Our strongest performance was in the capital goods sector -- which represents about 4% of the portfolio. Firms like Tyco International, Halliburton and Harnischfeger Industries (the latter is a new holding during the period) all performed very well. They are "basic industry" companies -- involved in oil pipelines, construction and industrial machinery.

We were also pleased with our utilities holdings. They were about 3% of the portfolio and performed well -- while most of the world's utilities sectors were down.

Of course, some sectors lost ground, particularly technology stocks. Two of our disappointments in this area were Computer Associates and Sun Microsystems.

"OUR OUTLOOK REMAINS QUITE POSITIVE."

We believe we're seeing a new market environment -- one that will remain positive, supported by the majority of investors. Positive factors include: strong underlying economic fundamentals, low or almost non-existent inflation, moderate interest rates with low unemployment, a rapidly- growing service economy and a more competitive industrial base. We believe there are many companies with real "value" yet to be discovered in the current economy.

So, despite a market that seems to want to establish new highs, our outlook remains quite positive. We will continue to search for quality at a reasonable price.

               COLONIAL SELECT VALUE FUND'S INVESTMENT PERFORMANCE
                   VS. THE STANDARD & POOR'S MIDCAP 400 INDEX
               Change in Value of $10,000 from 4/30/87 -- 4/30/97
                     Based on NAV and MOP for Class A Shares

                              NAV            MOP            S&P 400
               ----------------------------------------------------
               Apr 30, 97     10,000          9,425         10,000
               Jul 31, 87     10,943         10,313         10,543
               Oct 31, 87      8,383          7,901          8,182
               Jan 31, 88      9,023          8,504          8,764
               Apr 30, 88     10,231          9,642          9,519
               Jul 31, 88     10,387          9,790          9,724
               Oct 31, 88     10,808         10,186          9,929
               Jan 31, 89     11,564         10,899         10,819
               Apr 30, 89     12,381         11,669         11,695
               Jul 31, 89     13,859         13,062         12,931
               Oct 31, 89     13,747         12,957         12,968
               Jan 31, 90     12,959         12,214         12,567
               Apr 30, 90     13,231         12,470         12,783
               Jul 31, 90     14,263         13,443         13,767
               Oct 31, 90     11,259         10,611         11,231
               Jan 31, 91     13,573         12,793         14,055
               Apr 30, 91     14,979         14,118         16,011
               Jul 31, 91     15,512         14,620         16,854
               Oct 31, 91     15,977         15,058         18,357
               Jan 31, 92     17,170         16,183         19,897
               Apr 30, 92     17,002         16,024         19,220
               Jul 31, 92     17,184         16,196         19,783
               Oct 31, 92     17,297         16,302         20,049
               Jan 31, 93     19,324         18,213         22,154
               Apr 30, 93     18,592         17,523         22,007
               Jul 31, 93     19,371         18,257         23,080
               Oct 31, 93     20,374         19,202         24,366
               Jan 31, 94     21,488         20,252         25,513
               Apr 30, 94     20,386         19,214         24,165
               Jul 31, 94     20,327         19,158         23,894
               Oct 31, 94     20,939         19,735         24,946
               Jan 31, 95     20,030         18,878         24,290
               Apr 30, 95     22,364         21,078         26,530
               Jul 31, 95     25,661         24,186         29,745
               Oct 31, 95     26,894         25,348         30,238
               Jan 31, 96     28,315         26,686         31,936
               Apr 30, 96     30,737         28,970         34,438
               Jul 31, 96     29,833         28,118         32,053
               Oct 31, 96     32,618         30,742         35,484
               Jan 31, 97     34,513         32,529         38,931
               Apr 30, 97     33,387         31,467         37,925


A $10,000 investment in Class B shares made on June 8, 1992 (inception) at net asset value (NAV) would have been valued at $18,973 on April 30, 1997. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have grown to $18,773 on April 30, 1997.

The Standard & Poor's Midcap 400 Index is an unmanaged index that tracks the performance of middle capitalization U.S. stocks. Unlike mutual funds, an index does not incur fees or charges and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                     As of 3/31/97 (Most Recent Quarter End)

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                           CLASS A SHARES                  CLASS B SHARES
                          NAV            MOP            NAV            W/CDSC
-------------------------------------------------------------------------------

1 YEAR                   10.17%         3.83%          9.35%           4.53%
-------------------------------------------------------------------------------
5 YEARS                  13.75         12.41            --              --
-------------------------------------------------------------------------------
10 YEARS                 12.24         11.58            --              --
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Since inception            --            --           13.68            13.43
-------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 5.75%. The CDSC returns reflect charges of: 5% for one year; 2% since inception. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                              INVESTMENT PORTFOLIO
                    APRIL 30, 1997 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS - 93.0%                                       SHARES       VALUE
CONSTRUCTION - 0.8%
 HEAVY CONSTRUCTION - NON BUILDING CONSTRUCTION  - 0.3%
 Halliburton Co.                                               16       $  1,116
                                                                        --------
 SPECIAL TRADE CONTRACTORS - 0.5%
 Apogee Enterprises, Inc.                                     147          2,205
                                                                        --------

FINANCE, INSURANCE & REAL ESTATE - 13.7%
 DEPOSITORY INSTITUTIONS - 2.8%
 City National Corp.                                           97          2,209
 Greenpoint Financial Corp.                                    99          5,466
 North Fork Bancorporation, Inc.                              101          4,014
                                                                        --------
                                                                          11,689
                                                                        --------

 INSURANCE CARRIERS - 7.0%
 MGIC Investment Corp.                                         35          2,827
 Sunamerica, Inc.                                             258         11,850
 Travelers Group, Inc.                                        209         11,551
 Value Health, Inc. (a)                                        28            566
 Vesta Insurance Group, Inc.                                   65          2,726
                                                                        --------
                                                                          29,520
                                                                        --------

 NONDEPOSITORY CREDIT INSTITUTIONS - 3.1%
 Aames Financial Corp.                                        258          3,974
 Household International, Inc.                                 43          3,801
 The Money Store, Inc.                                        248          5,372
                                                                        --------
                                                                          13,147
                                                                        --------

 SECURITY BROKERS & DEALERS - 0.8%
 Franklin Resources, Inc.                                      61          3,618
                                                                        --------

MANUFACTURING - 41.1%
 APPAREL - 0.9%
 Tommy Hilfiger Corp. (a)                                      92          3,645
                                                                        --------

 CHEMICALS & ALLIED PRODUCTS - 9.8%
 Alza Corp. (a)                                               236          6,894
 Avon Products, Inc.                                           56          3,439
 Biomet, Inc. (a)                                             340          5,165
 Goodrich (B.F.) Co.                                          168          6,679
 Johnson & Johnson                                             52          3,197
 Jones Medical Industries, Inc.                                70          2,450
 NCH Corp. (a)                                                 39            739
 Pfizer, Inc.                                                  66          6,346
 Watson Pharmaceuticals, Inc. (a)                             184          6,585
                                                                        --------
                                                                          41,494
                                                                        --------

 ELECTRONIC & ELECTRICAL EQUIPMENT - 2.4%
 American Power Conversion (a)                                214          4,123
 Harman International Industries, Inc.                        100          3,833
 SCI Systems, Inc. (a)                                         38          2,371
                                                                        --------
                                                                          10,327
                                                                        --------

 FABRICATED METAL - 1.2%
 Crane Co.                                                    133          4,963
                                                                        --------

 FOOD & KINDRED PRODUCTS - 2.8%
 Interstate Bakeries Corp.                                    151          7,854
 Philip Morris Co., Inc.                                       99          3,898
                                                                        --------
                                                                          11,752
                                                                        --------

 FURNITURE & FIXTURES - 2.9%
 Furniture Brands International, Inc. (a)                     275          4,060
 Herman Miller, Inc.                                          256          8,282
                                                                        --------
                                                                          12,342
                                                                        --------

 LUMBER & WOOD PRODUCTS - 0.6%
 Oakwood Homes Corp.                                          117          2,375
                                                                        --------

 MACHINERY & COMPUTER EQUIPMENT - 4.6%
 Camco International, Inc.                                     39          1,726
 Diebold, Inc.                                                105          3,502
 JLG Industries, Inc.                                         173          2,164
 Storage Technology Corp. (a)                                  71          2,476
 Sun Microsystems, Inc. (a)                                   258          7,440
 Tyco International Ltd.                                       20          1,220
 Western Digital Corp. (a)                                     18          1,103
                                                                        --------
                                                                          19,631
                                                                        --------

 MEASURING & ANALYZING INSTRUMENTS - 5.8%
 Advanced Technology Laboratories, Inc. (a)                    91          3,024
 Dentsply International, Inc.                                  41          2,030
 Dynatech Corp. (a)                                            49          1,710
 Eastman Kodak Co.                                            136         11,330
 Steris Corp. (a)                                              56          1,834
 Sybron Corp. (a)                                              42          1,400
 United States Surgical Corp.                                  98          3,350
                                                                        --------
                                                                          24,678
                                                                        --------

 MISCELLANEOUS MANUFACTURING - 0.8%
 Callaway Golf Co.                                            120          3,591
                                                                        --------

 PAPER PRODUCTS - 2.0%
 Fort Howard Corp. (a)                                        242          8,320
                                                                        --------

 PETROLEUM REFINING - 1.2%
 Kerr-McGee Corp.                                              87          5,241
                                                                        --------

 PRIMARY METAL - 2.0%
 Mueller Industries, Inc. (a)                                  74          2,775
 Texas Industries, Inc.                                       134          3,073
 USX-US Steel Group                                            96          2,802
                                                                        --------
                                                                           8,650
                                                                        --------

 PRINTING & PUBLISHING - 2.7%
 Meredith Corp.                                               136          3,201
 New York Times Co., Class A (a)                              112          4,835
 Reynolds & Reynolds Co.                                      114          2,370
 Times Mirror Co., Class A                                     21          1,160
                                                                        --------
                                                                          11,566
                                                                        --------

 RUBBER & PLASTIC - 0.4%
 Wynn's International, Inc.                                    64          1,542
                                                                        --------

 TRANSPORTATION EQUIPMENT - 1.0%
 Harley-Davidson, Inc.                                         80          3,176
 Varlen Corp.                                                  41            861
                                                                        --------
                                                                           4,037
                                                                        --------

MINING & ENERGY - 3.1%
 CRUDE PETROLEUM & NATURAL GAS - 0.7%
 Apache Corp.                                                  82          2,778
                                                                        --------

 OIL & GAS EXTRACTION - 2.4%
 Devon Energy Corp.                                            43          1,409
 Parker and Parsley Petroleum                                  81          2,657
 SEACOR SMIT, Inc. (a)                                        111          4,777
 Snyder Oil Corp.                                              84          1,332
                                                                        --------
                                                                          10,175
                                                                        --------

RETAIL TRADE - 8.2%
 APPAREL & ACCESSORY STORES - 0.8%
 Ross Stores, Inc.                                             60          1,696
 TJX Companies, Inc.                                           32          1,531
                                                                        --------
                                                                           3,227
                                                                        --------

 FOOD STORES - 0.4%
 Whole Foods Market, Inc. (a)                                  83          1,918
                                                                        --------

 GENERAL MERCHANDISE STORES - 5.2%
 Dollar General Corp.                                          41          1,293
 Federated Department Stores, Inc. (a)                        119          4,043
 Meyer (Fred), Inc. (a)                                       237          9,755
 Proffitt's, Inc. (a)                                          57          2,134
 Sears, Roebuck & Co.                                         103          4,954
                                                                        --------
                                                                          22,179
                                                                        --------

 RESTAURANTS - 1.4%
 Boston Chicken, Inc. (a)                                     142          3,381
 Cracker Barrel Old Country Stores, Inc.                       60          1,605
 Papa John's International, Inc. (a)                           38            981
                                                                        --------
                                                                           5,967
                                                                        --------

 MISCELLANEOUS RETAIL - 0.4%
 Zale Corp. (a)                                                88          1,621
                                                                        --------

SERVICES - 19.8%
 BUSINESS SERVICES - 3.8%
 Omnicom Group, Inc.                                          198         10,515
 Paychex, Inc.                                                 74          3,469
 Robert Half International, Inc. (a)                           57          2,245
                                                                        --------
                                                                          16,229
                                                                        --------

 COMPUTER RELATED SERVICES - 6.8%
 Adobe Systems, Inc.                                          168          6,553
 BMC Software, Inc.                                           205          8,875
 Cadence Design Systems, Inc.                                 219          6,997
 Fiserv, Inc.                                                  78          2,956
 Shared Medical Systems, Inc.                                  52          2,190
 Wang Laboratories, Inc. (a)                                   85          1,479
                                                                        --------
                                                                          29,050
                                                                        --------

 COMPUTER SOFTWARE - 0.5%
 Sterling Software, Inc. (a)                                   71          2,156
                                                                        --------

 HEALTH SERVICES - 5.9%
 Amerisource Health Corp., Class A (a)                         20            879
 Lincare Holdings, Inc. (a)                                   242          9,495
 Living Centers of America, Inc. (a)                           47          1,677
 PhyCor, Inc. (a)                                              70          1,866
 Tenet Healthcare Corp. (a)                                   211          5,496
 Universal Health Services, Inc., Class B (a)                 150          5,662
                                                                        --------
                                                                          25,075
                                                                        --------

 MOTION PICTURES - 0.5%
 Hollywood Entertainment Corp. (a)                             85          1,821
                                                                        --------

 PERSONAL SERVICES - 2.3%
 Service Corporation International                            285          9,748
                                                                        --------

TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 5.1%
 COMMUNICATIONS - 1.1%
 Cincinnati Bell, Inc.                                         84          4,676
                                                                        --------
 ELECTRIC, GAS & SANITARY SERVICES - 0.9%
 NGC Corp.                                                     86          1,520
 United Waste Systems, Inc. (a)                                63          2,126
                                                                        --------
                                                                           3,646
                                                                        --------
 GAS SERVICES - 1.9%
 Williams Companies, Inc.                                     179          7,873
                                                                        --------

 MOTOR FREIGHT & WAREHOUSING - 0.7%
 Consolidated Freightways Corp. (a)                            41            455
 CNF Transportation, Inc.                                      83          2,463
 USFreightways Corp.                                            3             92
                                                                        --------
                                                                           3,010
                                                                        --------

 TRANSPORTATION SERVICES - 0.5%
 Expeditors International of Washington, Inc.                  85          2,128
                                                                        --------

WHOLESALE TRADE - 1.2%
 DURABLE GOODS - 1.0%
 Patterson Dental Co. (a)                                      53          1,772
 Tech Data Corp. (a)                                          110          2,693
 Ultramed, Inc. (b)                                           450            (c)
                                                                        --------
                                                                           4,465
                                                                        --------

 NONDURABLE GOODS - 0.2%
 Richfood Holdings, Inc.                                       35            713
                                                                        --------

TOTAL INVESTMENTS (cost of $348,089)(d)                                  393,904
                                                                        --------

SHORT TERM OBLIGATIONS - 6.7%                               PAR          VALUE
--------------------------------------------------------------------------------
 Repurchase agreement with Chase Securities, Inc.,
 dated 4/30/97, due 5/01/97 at 5.340% collateralized
 by U.S. Treasury notes with various maturities to
 2016, market value $29,546 (repurchase proceeds
 $28,725)                                                 $28,721       $ 28,721

OTHER ASSETS & LIABILITIES, NET -  0.3%                                    1,138
--------------------------------------------------------------------------------
NET ASSETS - 100%                                                       $423,763
                                                                        --------


NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Ultramed Inc. is a restricted security which was acquired on August 14, 1987 at a cost of $450. The fair value is determined under the direction of the Trustees. This security represents 0.0% of the Fund's net assets at April 30, 1997.
(c) Rounds to less than one.
(d) Cost for federal income tax purposes is $348,205.

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                           APRIL 30, 1997 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $348,089)                            $393,904
Short-term obligations                                            28,721
                                                                --------
                                                                 422,625

Receivable for:
  Fund shares sold                               $1,932
  Dividends                                         107
  Interest                                            4
  Foreign tax reclaims                                4
Reimbursement due from Adviser                       63
Other                                                11            2,121
                                                 ------         --------
    Total Assets                                                 424,746

LIABILITIES
Payable for:
  Fund shares repurchased                           973
Accrued Deferred Trustees fees                        4
Other                                                 6
                                                 ------
    Total Liabilities                                                983
                                                                --------

NET ASSETS                                                      $423,763
                                                                ========

Net asset value & redemption price per share -
Class A ($276,429/16,960)                                         $16.30
                                                                ========
Maximum offering price per share - Class A
($16.30/0.9425)                                                   $17.29 (a)
                                                                ========
Net asset value & offering price per share -
Class B ($147,334/9,190)                                          $16.03 (b)
                                                                ========

COMPOSITION OF NET ASSETS
Capital paid in                                                 $353,308
Net investment loss                                                 (623)
Accumulated net realized gain                                     25,263
Net unrealized appreciation                                       45,815
                                                                --------
                                                                $423,763
                                                                ========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED APRIL 30, 1997
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Dividends                                                         $   1,325
Interest                                                              1,021
                                                                  ---------
                                                                      2,346


EXPENSES
Management fee                                       $ 821
Service fee                                            500
Distribution fee - Class B                             553
Transfer agent                                         644
Bookkeeping fee                                         78
Registration fee                                        18
Custodian fee                                            8
Audit fee                                               17
Trustees fee                                            10
Reports to shareholders                                  6
Legal fee                                                5
Other                                                   10            2,670
                                                   -------        ---------
       Net Investment Loss                                             (324)
                                                                  ---------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
   Investments                                      25,443
   Foreign currency transactions                        (3)
                                                   -------
     Net Realized Gain                                               25,440

Net unrealized appreciaion (depreciation) during
 the period on:
   Investments                                     (17,556)
   Foreign currency transactions                         2
                                                   -------
     Net Unrealized Loss                                            (17,554)
                                                                  ---------
         Net Gain                                                     7,886

                                                                  ---------
Net Increase in Net Assets from Operations                        $   7,562
                                                                  =========

See notes to financial statements.

              STATEMENT OF CHANGES IN NET ASSETS

                                                (Unaudited)
                                             Six months ended     Year ended
(in thousands)                                    April 30        October 31
                                               ------------    --------------
INCREASE (DECREASE) IN NET ASSETS                  1997             1996
Operations:
Net investment income (loss)                    $     (324)       $      84
Net realized gain                                   25,440           47,958
Net unrealized appreciation (depreciation)         (17,554)          11,344
                                                ----------        ---------
    Net Increase from Operations                     7,562           59,386
Distributions:
From net investment income - Class A                ---                (501)
In excess of net investment income - Class A        ---                (281)
From net realized gains - Class A                  (31,180)         (14,913)
From net investment income - Class B                ---                 (25)
In excess of net investment income - Class B        ---                 (15)
From net realized gains - Class B                  (16,942)          (5,989)
                                                ----------        ---------
                                                   (40,560)          37,662
                                                ----------        ---------
Fund Share Transactions:
Receipts for shares sold - Class A                  80,784          108,391
Value of distributions reinvested - Class A         28,041           13,988
Cost of shares repurchased - Class A               (62,829)         (87,207)
                                                ----------        ---------
                                                    45,996           35,172
                                                ----------        ---------
Receipts for shares sold - Class B                  50,980           76,766
Value of distributions reinvested - Class B         15,974            5,706
Cost of shares repurchased - Class B               (32,821)         (40,788)
                                                ----------        ---------
                                                    34,133           41,684
                                                ----------        ---------
Net Increase from Fund Share Transactions           80,129           76,856
                                                ----------        ---------
        Total Increase                              39,569          114,518
NET ASSETS
Beginning of period                                384,194          269,676
                                                ----------        ---------
End of period (including net investment
  loss and net of overdistributed net
  investment income of $623 and
  $296, respectively.)                          $  423,763        $ 384,194
                                                ==========        =========

NUMBER OF FUND SHARES
Sold - Class A                                       4,833            6,491
Issued for distributions reinvested - Class A        1,706              912
Repurchased - Class A                               (3,762)          (5,261)
                                                ----------        ---------
                                                     2,777            2,142
                                                ----------        ---------
Sold - Class B                                       3,039            4,585
Issued for distributions reinvested - Class B          985              374
Repurchased - Class B                               (2,024)          (2,463)
                                                ----------        ---------
                                                     2,000            2,496
                                                ----------        ---------

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
In the opinion of management of Colonial Select Value Fund (the Fund), formerly Colonial Growth Shares Fund, a series of Colonial Trust III, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at April 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
-------------------------------------------------------------------------------
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in middle capitalization equities. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities, for which there were no sales during the day, at current quoted bid prices. Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses, (other than the Class B distribution fee), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data reflects the distribution fee applicable to Class B shares only.

Class B ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividend and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
-------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.60% annually of the Fund's average net assets during the preceding twelve months. The fee is subject to a maximum performance adjustment, determined monthly, of +/- 1/12 of 0.20% based on the comparative experience of the Fund and the Standard and Poor's Index of 500 common stocks during the preceding twelve months. For the six months ended April 30, 1997, the total fee included a downward performance adjustment of $250,358.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the six months ended April 30, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $62,420 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $156,909 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares. The plan also requires the payment of a service fee to the Distributor as follows:

                Value of shares outstanding on the
               20th of each month which were issued           Annual Fee Rate
               ------------------------------------           ---------------
                     Prior to April 1, 1989                       0.15%
                   On or after April 1, 1989                      0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
-------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the six months ended April 30, 1997, purchases and sales of investments, other than short-term obligations, were $166,673,939 and $127,518,937, respectively.

Unrealized appreciation (depreciation) at April 30, 1997, based on cost of investments for federal income tax purposes was:

             Gross unrealized appreciation              $ 69,000,851
             Gross unrealized depreciation               (23,301,407)
                                                        ------------
                     Net unrealized appreciation        $ 45,699,444
                                                        ============

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
-------------------------------------------------------------------------------
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR off-shore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended April 30, 1997.

                              FINANCIAL HIGHLIGHTS

   Selected data for a share of each class outstanding throughout each period are as follows:

                                                        (Unaudited)
                                                      Six months ended
                                                          April 30                         Year ended October 31
                                              ---------------------------------        ------------------------------
                                                            1997                                    1996
                                                Class A               Class B            Class A           Class B
                                              ------------         ------------        ------------      ------------
Net asset value -
   Beginning of period                         $   18.040           $   17.840           $   16.140        $   16.040
                                               ----------           ----------           ----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)                     0.009               (0.053)               0.043            (0.081)
Net realized and unrealized gain (a)                0.434                0.426                3.162             3.129
                                               ----------           ----------           ----------        ----------
   Total from Investment Operations                 0.443                0.373                3.205             3.048
                                               ----------           ----------           ----------        ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           --                   --                 (0.042)           (0.005)
In excess of net investment income                   --                   --                 (0.023)           (0.003)
From net realized gains                            (2.183)              (2.183)              (1.240)           (1.240)
                                               ----------           ----------           ----------        ----------
Total Distributions
 Declared to Shareholders                          (2.183)              (2.183)              (1.305)           (1.248)
                                               ----------           ----------           ----------        ----------
Net asset value -
   End of period                               $   16.300           $   16.030           $   18.040        $   17.840
                                               ==========           ==========           ==========        ==========
Total return (b)                                     2.36% (c)            1.95% (c)           21.28%            20.31%
                                               ==========           ==========           ==========        ==========

RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                         1.02%(e)             1.77%(e)             1.17%             1.92%
Net investment income(d)                             0.11%(e)            (0.64)%(e)            0.25%            (0.50)%
Portfolio turnover                                     34%(c)               34%(c)              100%              100%
Average commission rate(f)                     $   0.0368           $   0.0368           $   0.0392        $   0.0392
Net assets at end of period (000)              $  276,429           $  147,334           $  255,911        $  128,283

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.  Prior years' ratios are net of benefits received, if any.
(e) Annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

 FINANCIAL HIGHLIGHTS - CONTINUED

                            Year ended October 31
-------------------------------------------------------------------------------
               1995                                  1994
  Class A               Class B             Class A         Class B
-------------        ------------        ------------     ------------

$   14.020           $   13.940           $   15.240       $   15.180
----------           ----------           ----------       ----------


     0.174                0.065                0.096           (0.008)

     3.326                3.317                0.275            0.288
----------           ----------           ----------       ----------

     3.500                3.382                0.371            0.280
----------           ----------           ----------       ----------


    (0.165)              (0.067)              (0.071)            --

      --                   --                   --               --
----------           ----------           ----------       ----------
    (1.215)              (1.215)              (1.520)          (1.520)
----------           ----------           ----------       ----------

    (1.380)              (1.282)              (1.591)          (1.520)
----------           ----------           ----------       ----------

$   16.140           $   16.040           $   14.020       $   13.940
==========           ==========           ==========       ==========
     28.44%               27.50%                2.78%            2.12%
==========           ==========           ==========       ==========


      1.12%                1.90%                1.22%            1.97%
      1.24%                0.46%                0.69%           (0.06)%
        92%                  92%                 121%             121%

----------           ----------           ----------       ----------
      --                   --                   --               --
$  194,393           $   75,283           $  160,495       $   53,218

   Selected data for a share of each class outstanding throughout each period are as follows:

                                                        Year ended                      Period ended            Year ended
                                                        October 31                       October 31              March 31
                                               ----------------------------     ----------------------------    ------------
                                                           1993                            1992 (b)                1992
                                                  Class A        Class B          Class A        Class B (c)      Class A
                                               ------------    ------------     ------------    ------------    ------------
Net asset value -
   Beginning of period                         $   13.830       $   13.780       $   14.240      $   13.570      $   12.800
                                               ----------       ----------       ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)                     0.110            0.001            0.066          (0.002)          0.168
Net realized and unrealized gain (a)                2.240            2.244            0.074           0.212           1.502
                                               ----------       ----------       ----------      ----------      ----------
   Total from Investment
      Operations                                    2.350            2.245            0.140           0.210           1.670
                                               ----------       ----------       ----------      ----------      ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.095)            --             (0.093)           --            (0.183)
From net realized gains                            (0.845)          (0.845)          (0.457)           --            (0.047)
                                               ----------       ----------       ----------      ----------      ----------
Total Distributions Declared
 to Shareholders                                   (0.940)          (0.845)          (0.550)           --            (0.230)
                                               ----------       ----------       ----------      ----------      ----------
Net asset value -
   End of period                               $   15.240       $   15.180       $   13.830      $   13.780      $   14.240
                                               ==========       ==========       ==========      ==========      ==========
Total return (d)                                    17.79%           16.99%            1.02% (e)       1.55% (e)      13.24%
                                               ==========       ==========       ==========      ==========      ==========

RATIOS TO AVERAGE NET ASSETS
Expenses                                             1.19%            1.94%            1.19% (f)       1.94% (f)       1.18%
Net investment income                                0.64%           (0.11)%           0.83% (f)       0.08% (f)       1.24%
Portfolio turnover                                     66%              66%              68% (f)         68% (f)         38%
Net assets at end
of period (000)                                $  169,913       $   41,989       $  150,260      $   26,364      $  149,341

(a) Per share data was calculated using average shares outstanding during the period. For the year ended March 31, 1992, the per share data was calculated using the SEC method.
(b) The Fund changed its fiscal year end from March 31 to October 31 in 1992.
(c) Class B shares were initially offered on June 8, 1992.  Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) Annualized.

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Select Value Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Select Value Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Select Value Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[logo] COLONIAL
       MUTUAL FUNDS
Mutual Funds for
Planned Portfolios

                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C. S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                      A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            SV-03/665D-0497 M (6/97)